                                                                    Exhibit 25.2
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                                       FORM T-1
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                               STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE
                         CHECK IF AN APPLICATION TO DETERMINE
                         ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)           /__/

                                     ------------
                                 THE BANK OF NEW YORK
                 (Exact name of trustee as specified in its charter)
        New York                               13-5160382
(State of incorporation                     (I.R.S. employer
if not a U.S. national bank)                identification no.)

One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)        (Zip code)

                                     ------------
                                   BALL CORPORATION
                 (Exact name of obligor as specified in its charter)
Indiana                                                              35-0160610
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                               identification no.)

                                         JURISDICTION       I.R.S. EMPLOYER
                                            OF              IDENTIFICATION
EXACT NAME OF ADDITIONAL REGISTRANTS    INCORPORATION          NUMBER
------------------------------------    -------------       ------------

Ball Aerospace & Technologies Corp.     Delaware            84-1315001
Ball Asia Pacific Limited               Colorado            31-1411332
Ball Glass Container Corporation        Delaware            22-2780219
Ball Holdings Corp.                     Delaware            84-1428301
Ball Metal Beverage Container Corp.     Colorado            84-1326644
Ball Metal Food Container Corp.         Delaware            22-2414869
Ball Metal Packaging Sales Corp.        Colorado            84-1326641
Ball Packaging Corp.                    Colorado            84-1326640
Ball Plastic Container Corp.            Colorado            84-1326643
Ball Technologies Holding Corp.         Colorado            84-1220333
Ball Technology Services Corporation    California          33-0069064
BG Holdings I, Inc.                     Delaware            35-1960867
BG Holdings II, Inc.                    Delaware            35-1960866
Efratom Holding, Inc.                   Colorado            31-1421208
Latas de Alumio Ball, Inc.              Delaware            54-1088943

10 Longs Peak Drive
Broomfield, CO                                    80021
(Address of principal executive offices)          (Zip code)
                                ----------------------
                   Series B 8 1/4% Senior Subordinated Notes due 2008
                         (Title of the indenture securities)

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

1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

     Superintendent of Banks of the          2 Rector Street, New York,
      State of New York                      N.Y.  10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York        33 Liberty Plaza, New York,
                                             N.Y.  10045

     Federal Deposit Insurance Corporation   Washington, D.C.  20429

     New York Clearing House Association     New York, New York   10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of October, 1998.


                                            THE BANK OF NEW YORK



                                           By: /s/ROBERT A. MASSIMILLO
                                              ------------------------
                                              Name: ROBERT A. MASSIMILLO
                                              Title:ASSISTANT VICE PRESIDENT

                                                                      Exhibit 7


                         Consolidated Report of Condition of

                                 THE BANK OF NEW YORK

                       of 48 Wall Street, New York, N.Y. 10286
                        And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                             Dollar Amounts
                                                             in Thousands
ASSETS
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
   currency and coin .......................................     $ 6,397,993
  Interest-bearing balances ................................       1,138,362
Securities:
  Held-to-maturity securities ..............................       1,062,074
  Available-for-sale securities ............................       4,167,240
Federal funds sold and Securities pur-
  chased under agreements to resell.........................         391,650
Loans and lease financing receivables:
  Loans and leases, net of unearned income .................      36,538,242
  LESS: Allowance for loan and lease losses ................         631,725
  LESS: Allocated transfer risk reserve ....................               0
  Loans and leases, net of unearned
    income, allowance, and reserve..........................      35,906,517
Assets held in trading accounts ............................       2,145,149
Premises and fixed assets (including
  capitalized leases) ......................................         663,928
Other real estate owned ....................................          10,895
Investments in unconsolidated
  subsidiaries and associated companies ....................         237,991
Customers' liability to this bank on
  acceptances outstanding ..................................         992,747
Intangible assets ..........................................       1,072,517
Other assets ...............................................       1,643,173
                                                                 -----------
Total assets ...............................................     $55,830,236
                                                                 -----------
                                                                 -----------
LIABILITIES
Deposits:
  In domestic offices ......................................     $24,849,054
  Noninterest-bearing ......................................      10,011,422
  Interest-bearing .........................................      14,837,632
  In foreign offices, Edge and
    Agreement subsidiaries, and IBFs .......................      15,319,002
  Noninterest-bearing ......................................         707,820
  Interest-bearing .........................................      14,611,182
Federal funds purchased and Securities


                                      1


  sold under agreements to repurchase.......................       1,906,066
Demand notes issued to the U.S. Treasury ...................         215,985
Trading liabilities ........................................       1,591,288
Other borrowed money:
  With remaining maturity of one year or less ..............       1,991,119
  With remaining maturity of more than
    one year through three years............................               0
  With remaining maturity of more than three years .........          25,574
Bank's liability on acceptances exe-
  cuted and outstanding ....................................         998,145
Subordinated notes and debentures ..........................       1,314,000
Other liabilities ..........................................       2,421,281
                                                                 -----------
Total liabilities ..........................................      50,631,514
                                                                 -----------
EQUITY CAPITAL
Common stock ...............................................       1,135,284
Surplus ....................................................         731,319
Undivided profits and capital reserves .....................       3,328,050
Net unrealized holding gains
  (losses) on available-for-sale securities ................          40,198
Cumulative foreign currency transla-
  tion adjustments .........................................     (    36,129)
                                                                 -----------
Total equity capital .......................................       5,198,722
                                                                 -----------
Total liabilities and equity capital .......................     $55,830,236
                                                                 -----------
                                                                 -----------

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

          Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


     Thomas A. Renyi
     Alan R. Griffith        Directors
     J. Carter Bacot



                                      2